SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (date  of  earliest  event  reported)        February 28, 2003
-------------------------------------------------------        -----------------


                            HERITAGE WORLDWIDE, INC.
                            ------------------------
             (Exact name of Registrant as specified in its charter)




           Delaware                   000-28277                13-4196258
           --------                   ---------           ----------------------
(State  or other jurisdiction     (Commission File             (IRS Employer
of incorporation or organization)      number)             Identification  No.)



            337 Avenue de Bruxelles, La Seyne-Sur-Mer (France) 83507
            --------------------------------------------------------
              (Address of principal executive offices)  (Zip Code)

                                (33) 494-109910
                                ---------------
              (Registrant's Telephone Number, Including Area Code)


            ________________________________________________________
                  (Former Address If Changed since Last Report)

                                EXPLANATORY NOTE

     Heritage Worldwide, Inc. ("Heritage" or the "Registrant") filed a report on Form 8-K, Date of Report (date of earliest event reported) February 28, 2003 regarding its acquisition of Poly Implants Protheses, S.A. ("PIP"), a French limited liability entity. The report was filed with the Securities and Exchange Commission on March 13, 2003.

     As required under the instructions to Form 8-K, Registrant is filing this Report on Form 8-K/A to include the financial statements of PIP.

ITEM  7.  FINANCIAL  STATEMENTS,PRO  FORMAFINANCIAL  INFORMATION  AND  EXHIBITS.
          ----------------------------------------------------------------------

(a) Financial Statements of Businesses Acquired. Audited financial statements of PIP as of June 30, 2002 and 2001, and for the years then ended, are included beginning immediately following the signature page to this Report.
(b) Pro Forma Financial Information. Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002 is included immediately following the financial statements.
(c)     Exhibits.

                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      HERITAGE  WORLDWIDE,  INC.
                                      (Registrant)


Date: February  5,  2004              By:  /s/  Jean  Claude  Mas
                                           ----------------------
                                      Jean  Claude  Mas
                                      Chief Executive Officer and President

                          Independent Auditors' Report


To  the  Board  of  Directors  and
Stockholders  of  Heritage  Worldwide,  Inc.

I have audited the accompanying consolidated balance sheets of Poly Implants Proth ses SA (PIP, a French corporation) and Subsidiaries as of June 30, 2002 and 2001, and the related consolidated statements of operations, stockholders' equity and comprehensive income, and cash flows for each of the years then ended. These financial statements are the responsibility of PIP's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Poly Implants Proth ses SA and Subsidiaries as of June 30, 2002 and 2001, and the consolidated results of their operations and their cash flows for each of the years then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Bernard Morieul
Bernard  Morieul
Commissaire  aux  comptes


Marseille,  France
February  1,  2003


                      POLY IMPLANTS PROTHESES SA AND SUBSIDIARY
                            CONSOLIDATED BALANCE SHEETS
                                      JUNE 30,

                                       ASSETS

                                                              2002         2001
                                                          ------------  -----------
Current Assets:
  Cash . . . . . . . . . . . . . . . . . . . . . . . . .  $    65,720   $  113,556
  Accounts receivable, net of an allowance for doubtful
    accounts of $1,170,569 in 2001 . . . . . . . . . . .    4,418,466    4,075,186
  Inventories. . . . . . . . . . . . . . . . . . . . . .    4,156,250    2,555,700
  Prepaid expenses and other current assets. . . . . . .       10,710       91,971
                                                          ------------  -----------
    Total current assets . . . . . . . . . . . . . . . .    8,651,146    6,836,413

Property and equipment . . . . . . . . . . . . . . . . .    1,982,057    2,117,204
Goodwill . . . . . . . . . . . . . . . . . . . . . . . .      645,902            -
Investment . . . . . . . . . . . . . . . . . . . . . . .      345,712      131,772
Deferred income tax. . . . . . . . . . . . . . . . . . .      123,374      105,211
Other assets . . . . . . . . . . . . . . . . . . . . . .      107,317      118,537
                                                          ------------  -----------
                                                          $11,855,508   $9,309,137
                                                          ============  ===========

                        LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Bank overdraft . . . . . . . . . . . . . . . . . . . .  $ 1,187,583   $  497,168
  Accounts payable and accrued expenses. . . . . . . . .    2,906,381    1,790,191
  Current portion of capital lease obligations . . . . .       40,849       70,585
  Current portion of long term debt. . . . . . . . . . .      262,072      354,597
                                                          ------------  -----------
    Total current liabilities. . . . . . . . . . . . . .    4,396,885    2,712,541

Due to stockholder . . . . . . . . . . . . . . . . . . .      170,637      107,353
Capital lease obligations, net of current portion. . . .            -       38,688
Long term debt, net of current portion . . . . . . . . .      461,415      634,324
                                                          ------------  -----------
                                                            5,028,937    3,492,906
                                                          ------------  -----------

Stockholders' Equity:
  Common stock; no par value, 226,800 shares authorized,
    issued and outstanding . . . . . . . . . . . . . . .    1,643,889    1,643,889
  Additional paid in capital . . . . . . . . . . . . . .    1,611,224    1,611,224
  Accumulated other comprehensive loss . . . . . . . . .     (231,884)    (652,937)
  Retained earnings. . . . . . . . . . . . . . . . . . .    3,803,342    3,214,055
                                                          ------------  -----------
    Total stockholders' equity . . . . . . . . . . . . .    6,826,571    5,816,231
                                                          ------------  -----------

                                                          $11,855,508   $9,309,137
                                                          ============  ===========


See  Notes  to  Consolidated  Financial  Statements.


                    POLY IMPLANTS PROTHESES SA AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                               YEAR ENDED JUNE 30,


                                                        2002         2001
                                                     -----------  -----------
Revenue . . . . . . . . . . . . . . . . . . . . . .  $6,139,862   $6,795,550
Cost of sales . . . . . . . . . . . . . . . . . . .   1,977,203    3,323,173
                                                     -----------  -----------

    Gross profit. . . . . . . . . . . . . . . . . .   4,162,659    3,472,377
                                                     -----------  -----------

Operating expenses:
  Selling, general and administrative . . . . . . .   2,730,210    2,966,855
  Research and development. . . . . . . . . . . . .     731,814      939,131
                                                     -----------  -----------

    Total operating expenses. . . . . . . . . . . .   3,462,024    3,905,986
                                                     -----------  -----------

Income (loss) before other income (expense) and
  provision (benefit) for income taxes. . . . . . .     700,635     (433,609)
                                                     -----------  -----------

Other income (expense):
  Other income. . . . . . . . . . . . . . . . . . .      21,686       14,704
  Interest expense. . . . . . . . . . . . . . . . .     (83,788)     (74,988)
                                                     -----------  -----------

    Total other income (expense). . . . . . . . . .     (62,102)     (60,284)
                                                     -----------  -----------

Income before provision (benefit) for income taxes.     638,533     (493,893)

Provision (benefit) for income taxes. . . . . . . .      49,246      (95,015)
                                                     -----------  -----------

    Net income (loss) . . . . . . . . . . . . . . .  $  589,287   $ (398,878)
                                                     ===========  ===========

Basic net income (loss) per common share. . . . . .  $     2.60   $    (1.76)
                                                     ===========  ===========

Basic weighted average common shares outstanding. .     226,800      226,800
                                                     ===========  ===========



See  Notes  to  Consolidated  Financial  Statements.


                        POLY IMPLANTS PROTHESES SA AND SUBSIDIARY
                         CONSOLIDATED STATEMENTS OF CASH FLOWS
                                    YEAR ENDED JUNE

                                                                 2002          2001
                                                             ------------  ------------
Cash flows from operating activities:
  Net income (loss) . . . . . . . . . . . . . . . . . . . .  $   589,287   $  (398,878)
    Adjustments to reconcile net income (loss) to net cash
      provided by operating activities:
      Depreciation and amortization . . . . . . . . . . . .      516,946       209,737
      Allowance for obsolete inventory. . . . . . . . . . .      214,932             -
      Allowance for doubtful accounts . . . . . . . . . . .            -      (273,740)
      Gain on sale of property and equipment. . . . . . . .            -          (142)
      Deferred income tax . . . . . . . . . . . . . . . . .       47,903         9,341
  Change in operating assets and liabilities:
    Accounts receivable . . . . . . . . . . . . . . . . . .     (232,318)    1,233,510
    Inventories . . . . . . . . . . . . . . . . . . . . . .   (2,148,985)   (1,026,759)
    Prepaid expenses and other current assets . . . . . . .       68,998        (5,086)
    Accounts payable and accrued expenses . . . . . . . . .      950,994       477,044
                                                             ------------  ------------
Net cash provided by operating activities . . . . . . . . .        7,757       225,027
                                                             ------------  ------------

Cash flows from investing activities:
  Purchases of property and equipment . . . . . . . . . . .     (505,690)     (978,429)
  Proceeds from sale of property and equipment. . . . . . .       15,117           142
                                                             ------------  ------------
Net cash used in investing activities . . . . . . . . . . .     (490,573)     (978,287)
                                                             ------------  ------------

Cash flows from financing activities:
  Increase in bank overdraft. . . . . . . . . . . . . . . .      726,295         6,817
  Proceeds from long term debt. . . . . . . . . . . . . . .       50,880       550,102
  Repayment of long term debt . . . . . . . . . . . . . . .     (354,596)     (302,878)
  Repayment of capital lease obligations. . . . . . . . . .      (78,766)      (74,609)
  Dividends paid. . . . . . . . . . . . . . . . . . . . . .            -      (776,979)
  Increase in due to stockholder. . . . . . . . . . . . . .       54,254        23,526
                                                             ------------  ------------
Net cash provided by (used in) financing activities . . . .      398,067      (574,021)
                                                             ------------  ------------

Effect of exchange rate changes on cash . . . . . . . . . .       36,913        15,095
                                                             ------------  ------------

Decrease in cash. . . . . . . . . . . . . . . . . . . . . .      (47,836)   (1,312,186)
Cash, beginning of year . . . . . . . . . . . . . . . . . .      113,556     1,425,742
                                                             ------------  ------------
Cash, end of year . . . . . . . . . . . . . . . . . . . . .  $    65,720   $   113,556
                                                             ============  ============

Supplemental disclosures of cash flow information:
  Cash paid during the year for interest. . . . . . . . . .  $    87,914   $    69,495
                                                             ============  ============

Supplemental disclosure of non-cash financing activities:
  Acquisition of PIP Espana in exchange for
  accounts receivable (see Note 1). . . . . . . . . . . . .  $   819,270   $         -
                                                             ============  ============


See  Notes  Consolidated  Financial  Statements.

                                                                  Accumulated
                                 Common  Stock     Additional        Other                        Total
                              -------------------    Paid In     Comprehensive    Retained     Stockholders'    Comprehensive
                              Shares     Amount      Capital         Loss         Earnings        Equity        Income (Loss)
                              -------  ----------  -----------  ---------------  -----------  ---------------  ---------------
Balance, June 30, 2000 . . .  226,800  $1,643,889  $         -  $            -   $4,389,912   $    6,033,801

Foreign currency translation        -           -            -        (652,937)           -         (652,937)  $     (652,937)
  adjustment
Dividends paid . . . . . . .        -           -            -               -     (776,979)        (776,979)
Increase in capital by . . .        -           -    1,611,224               -            -        1,611,224
  stockholder
Net loss . . . . . . . . . .        -           -            -               -     (398,878)        (398,878)        (398,878)
                              -------  ----------  -----------  ---------------  -----------  ---------------  ---------------

Balance, June 30, 2001 . . .  226,800   1,643,889    1,611,224        (652,937)   3,214,055        5,816,231   $   (1,051,815)
                                                                                                               ===============

Foreign currency translation        -           -            -         421,053            -          421,053   $      421,053
  adjustment
Net income . . . . . . . . .        -           -            -               -      589,287          589,287          589,287
                              -------  ----------  -----------  ---------------  -----------  ---------------  ---------------

Balance, June 30, 2002 . . .  226,800  $1,643,889  $ 1,611,224  $     (231,884)  $3,803,342   $    6,826,571   $    1,010,340
                              =======  ==========  ===========  ===============  ===========  ===============  ===============



See  Notes  to  Consolidated  Financial  Statements.

                    POLY IMPLANTS PROTHESES SA AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE  1  -  NATURE  OF  BUSINESS  AND  ACQUISITION

Poly Implants Protheses SA (the "Company") was incorporated in France on May 5, 1991. The Company is engaged in developing, manufacturing and marketing breast and other body implants and body support products around the world. The Company's operations are located in France.

Effective January 1, 2002, the Company acquired approximately 95% of the outstanding common stock of PIP Espana as payment of accounts receivable from PIP Espana of $819,270. PIP Espana conducts its operations in Spain.

The acquisition of PIP Espana has been accounted for as a purchase in accordance with SFAS No. 141 (See Note 3). The purchase price has been allocated to the assets acquired and the liabilities assumed based upon their fair values at the date of acquisition, as follows:

     Current  Assets                             $     640,327
     Property  and  Equipment                            1,652
     Goodwill                                          645,902
     Current  Liabilities                             (468,611)
                                                 --------------
                                                 $     819,270
                                                 ==============

The following unaudited pro forma consolidated results of operations of the Company and Subsidiaries for the year ended June 30, 2002 assume that the acquisition of PIP Espana had occurred as of July 1, 2001. The pro forma data is for informational purposes only and may not necessarily reflect the actual results of operations had PIP Espana been acquired as a part of the Company since July 1, 2001.

     Sales                                            $    6,589,951
                                                      ==============
     Net  income                                      $      673,578
                                                      ==============
     Basic  net  income  per  common  share           $         2.97
                                                      ==============
     Basic weighted average common share outstanding         226,800
                                                      ==============

NOTE  2  -  BASIS  OF  PRESENTATION  AND  CONSOLIDATION

The consolidated financial statements include the accounts of the Company and its subsidiaries. All material intercompany accounts and transactions have been eliminated in consolidation.


NOTE  3  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Concentration  of  Credit  Risk
-------------------------------
Accounts receivable are due from various customers through out the world in the plastic and reconstructive surgery industry; accordingly the Company is exposed to business, economic and legal risks of that industry. Although the Company does not currently foresee a concentrated credit risk associated with these accounts receivable, repayment is dependent upon the financial stability of the plastic and reconstructive surgery industry.

Concentration  of  Credit  Risk  for  Cash  Held  at  Banks
-----------------------------------------------------------
The Company has deposits with commercial institutions in France, which at times may exceed the insured French statutory limits of approximately $150,000. Management has placed these funds in high quality institutions in order to manage this risk.

                    POLY IMPLANTS PROTHESES SA AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE  3  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  -  continued

Allowance  for  Doubtful  Accounts
----------------------------------
The Company estimates uncollectibility of accounts receivable by analyzing historical bad debts, customer concentrations, customer credit worthiness and current economic trends when evaluating the adequacy of the allowance for doubtful accounts.

During the year ended June 30, 2002 the Company determined that the receivable from PIP America, an unrelated entity, of approximately, $1,235,000 was uncollectible and, accordingly, wrote off the balance against a previously recognized allowance.

Inventories
-----------
Inventories are stated at the lower of cost (first-in, first-out basis) or market.

Property  and  Equipment
------------------------
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is recorded on the straight-line basis over the estimated useful lives of the assets, which range from three to ten years. Amortization of leasehold improvements and capital leases is recorded over the shorter of the straight-line basis over the estimated useful life or the lease term of the asset. Normal maintenance and repairs of property and equipment are expensed as incurred while renewals, betterments and major repairs that materially extend the useful life of property and equipment are capitalized. Upon retirement or disposition of property and equipment, the asset and related accumulated depreciation or amortization is removed from the accounts and any resulting gain or loss is charged to operations.

Goodwill
--------
Goodwill represents the excess of costs over fair value of assets of businesses acquired. In June 2001 the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets." The new standards require that all business combinations initiated after June 30, 2001 be accounted for using the purchase method. In addition, all intangible assets acquired that are obtained through contractual or legal right, or are capable of being separately sold, transferred, licensed, rented or exchanged shall be recognized as an asset apart from goodwill. Goodwill and intangibles with indefinite lives will no longer be subject to amortization, but will be subject to at least an annual assessment for impairment by applying a fair value based test.

Impairment  of  long-lived  assets
----------------------------------
The Company reviews long-lived assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recovered. In such circumstances, the Company will estimate the future cash flows expected to result from the use of the asset and its eventual disposition. Future cash flows are the future cash inflows expected to be generated by an asset less the future outflows expected to be necessary to obtain those inflows. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, the Company will recognize an impairment loss to adjust to the fair value of the asset. At June 30, 2002 and 2001 the Company believes that there has been no impairment of its long-lived assets.

Investment
----------
The Company's investment is reported on the equity method (see Note 6). Under this method the initial investment is recorded at cost. Subsequently, the investment is increased or decreased to reflect the Company's share of income, losses and dividends paid.

                    POLY IMPLANTS PROTHESES SA AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE  3  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  -  continued

Income  Taxes
-------------
The Company uses the liability method for income taxes as required by SFAS No. 109 "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates and laws that will be in effect when the differences are expected to reverse. Valuation allowances are established when it is more likely than not that the deferred tax assets will not be realized.

Product  Warranties
-------------------
The Company warrants their product for product failure. The Company provides a limited warranty for a period of five years from implantation, and an even more limited warranty thereafter. The Company has provided a reserve for warranty expense for future normal claims (see Note 10) based on a three year historical rate. The warranty's can be fulfilled by either payment in cash, product replacement or both.

Revenue  Recognition
--------------------
The Company recognizes product revenue, net of estimated sales discounts and returns and allowances, in accordance with Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" and SFAS No. 48 "Revenue Recognition When Right of Return Exists." These statements established that revenue can be recognized when persuasive evidence of an arrangement exists, the product has been shipped, all significant contractual obligations have been satisfied, the fee is fixed or determinable and collection is reasonably assured.

Shipping  and  Handling  Costs
------------------------------
Shipping and handling costs are included in cost of sales in accordance with guidance established by the Emerging Issues Task Force, issue No. 00-10, "Accounting for Shipping and Handling Costs."

Advertising
-----------
Advertising costs are expensed as incurred and included in selling general and administrative expenses in the accompanying consolidated statement of operations. For the years ended June 30, 2002 and 2001 the Company incurred advertising expenses of approximately $38,400 and $29,700, respectively.

Research  and  Development
--------------------------
Research and development costs are charged to operations as incurred and consists primarily of salaries, raw materials and supplies.

Income  (Loss)  per  Share
--------------------------
The Company presents basic income (loss) per share and, if appropriate, diluted earnings per share in accordance with the provisions of SFAS No. 128 "Earnings per Share" ("SFAS 128").

Under SFAS 128, basic net income (loss) per share is computed by dividing the net income (loss) for the year by the weighted average number of common shares outstanding during the year. Diluted net income per share is computed by dividing the net income for the year by the weighted average number of common shares and common share equivalents outstanding during the year. The Company does not have any common stock equivalents. Dilutive earnings per share are not presented for both years shown as it is the same as basic income per share.

                    POLY IMPLANTS PROTHESES SA AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE  3  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  -  continued

Financial  Instruments
----------------------
The carrying amounts of financial instruments, including cash, accounts receivable, bank overdraft and accounts payable and accrued expenses approximate fair value at June 30, 2002 and 2001 because of the relatively short maturity of the instruments. The carrying value of long term debt approximate fair value at June 30, 2002 and 2001 based upon debt terms available for companies under similar terms.

Foreign  Currency  Translation  and  Transactions
-------------------------------------------------
The assets and liabilities of the foreign subsidiaries are translated at current exchange rates and related revenues and expenses at average exchange rates in effect during the year. Resulting translation adjustments, if material, are recorded as a separate component of stockholders' equity and foreign currency transaction gains and losses are included in operations.

Use  of  Estimates
------------------
In preparing financial statements in conformity with accounting principals generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recently  Issued  Accounting  Pronouncements
--------------------------------------------
In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" ("SFAS 149"). This statement amends SFAS 133 to provide clarification on the financial accounting and reporting of derivative instruments and hedging activities and requires contracts with similar characteristics to be accounted for on a comparable basis. The Company believes that the adoption of SFAS 149 will not have a material effect on the Company's financial position or results of operations.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" ("SFAS 150"). SFAS 150 establishes standards on the classification and measurement of financial instruments with characteristics of both liabilities and equity. SFAS 150 will become effective for financial instruments entered into or modified after May 31, 2003. The Company believes that the adoption of SFAS 150 will not have a material effect on the Company's financial position or results of operations.

In November 2002, the FASB issued EITF Issue No. 00-21, "Revenue Arrangements with Multiple Deliverables" ("EITF 00-21"). EITF 00-21 addresses certain aspects of the accounting by a company for arrangements under which it will perform multiple revenue-generating activities. EITF 00-21 addresses when and how an arrangement involving multiple deliverables should be divided into separate units of accounting. EITF 00-21 provides guidance with respect to the effect of certain customer rights due to company nonperformance on the recognition of revenue allocated to delivered units of accounting. EITF 00-21 also addresses the impact on the measurement and/or allocation of arrangement consideration of customer cancellation provisions and consideration that varies as a result of future actions of the customer or the company. Finally, EITF 00-21 provides guidance with respect to the recognition of the cost of certain deliverables that are excluded from the revenue accounting arrangement. The provisions of EITF 00-21 will apply to revenue arrangements entered into in fiscal periods beginning after June 15, 2003. The adoption of EITF 00-21 is not expected to have a material effect on the Company's financial position or results of operations.

                    POLY IMPLANTS PROTHESES SA AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE  4  -  INVENTORIES

                                                  June  30,
                                           ----------------------
                                              2002        2001
                                           ----------  ----------
  Finished Goods. . . . . . . . . . . . .  $4,234,721  $2,372,109
  Raw materials . . . . . . . . . . . . .      86,304     133,187
  Other . . . . . . . . . . . . . . . . .      50,157      50,404
                                           ----------  ----------
                                            4,371,182   2,555,700
  Less:  allowance for obsolete inventory     214,932           -
                                           ----------  ----------
                                           $4,156,250  $2,555,700
                                           ==========  ==========

Inventories  consist  of  the  following:

During the year ended June 30, 2002 the Company provided an allowance for obsolete inventory of $214,932.

NOTE  5  -  PROPERTY  AND  EQUIPMENT

Property  and  equipment  consists  of  the  following:

                                                           June  30,
                                                   --------------------------
                                                       2002          2001
                                                   ------------  ------------
  Building. . . . . . . . . . . . . . . . . . . .  $    47,350   $    44,845
  Leasehold improvements. . . . . . . . . . . . .    2,221,637     1,941,616
  Machinery and equipment . . . . . . . . . . . .    1,305,633     1,175,497
                                                   ------------  ------------
                                                     3,574,620     3,161,958
  Less: accumulated depreciation and amortization   (1,592,563)   (1,044,754)
                                                   ------------  ------------
                                                   $ 1,982,057   $ 2,117,204
                                                   ============  ============

Certain property and equipment, with an original cost of approximately $127,000 and $120,000 at June 30, 2002 and 2001, respectively, have been pledged as collateral against the Company's long term debt.

NOTE  6  -  INVESTMENT

At June 30, 2002 and 2001 the Company has an approximate 20% investment in Sci Lucas, a related French real estate company. Any equity in income or loss of investee, for the years ended June 30, 2002 and 2001, was not material. Sci Lucas is the owner of two buildings, which are leased to the Company. The leases will expire in November 2009. The leases are renewable automatically unless the Company cancels the leases six months prior to the renewal date.

At June 30, 2002 and 2001 the Company owed Sci Lucas approximately $69,200 and $44,200, respectively, relating to amounts due for rent, which is included in accounts payable and accrued expenses. For the years ended June 30, 2002 and 2001 the Company paid rent to Sci Lucas of approximately $278,400 and $135,200, respectively.

                    POLY IMPLANTS PROTHESES SA AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE  7  -  LONG  TERM  DEBT

The Company's long term debt consists of various notes payable with principal amounts ranging from $1,001 to $158,574, interest rates range from 4.25% per annum to 9.95% per annum and due dates between May 10, 2003 and March 16, 2006. In addition, the Company has received non-interest bearing advances from ANVAR, an agency of the French government, which finances or subsidizes certain
"credible" research and development projects. If the research does not result in a commercially feasible product and certain other conditions are met, the Company will not have to repay some or all of the advances.

Long  term  debt  consist  of  the  following:

                                                 June  30,
                                          ----------------------
                                             2002        2001
                                          ----------  ----------
  Notes payable. . . . . . . . . . . . .  $ 669,764   $ 988,921
  ANVAR. . . . . . . . . . . . . . . . .     53,723           -
                                          ----------  ----------
                                            723,487     988,921
  Less: current portion. . . . . . . . .   (262,072)   (354,597)
                                          ----------  ----------

  Long term debt, net of current portion  $ 461,415   $ 634,324
                                          ==========  ==========

The aggregate maturities of long term debt and capital lease obligations at June 30, 2002 are as follows:

                                                      Long Term   Capital
    June 30,                                            Debt      Leases
    --------                                         -----------  ---------
     2003 . . . . . . . . . . . . . . . . . . . . .  $  263,002   $ 44,245
     2004 . . . . . . . . . . . . . . . . . . . . .     208,946          -
     2005 . . . . . . . . . . . . . . . . . . . . .     122,866          -
     2006 . . . . . . . . . . . . . . . . . . . . .      74,950          -
     2007 . . . . . . . . . . . . . . . . . . . . .           -          -
    Thereafter. . . . . . . . . . . . . . . . . . .      53,723          -
                                                     -----------  ---------
  Future minimum payments . . . . . . . . . . . . .  $  723,487     44,245
                                                     ===========
  Amount representing interest. . . . . . . . . . .                  3,396
                                                                  ---------
  Present value of net minimum lease payments . . .                 40,849
  Less current portion. . . . . . . . . . . . . . .                (40,849)
                                                                  ---------
                                                                         -
                                                                  =========


                    POLY IMPLANTS PROTHESES SA AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE  8  -  INCOME  TAXES

The (benefit) provision for income taxes for the years ended June 30, 2002 and 2001 consist entirely of foreign deferred income taxes.

Under French tax law the Company has benefited from the provision which provides a 120 month exemption from French corporate taxes beginning September 1, 1991. Under French tax law net operating losses ("NOL's") of approximately $1,150,000, that can be used to offset future income, are available indefinitely.

The  components  of  the  net  deferred  tax  assets  are  as  follows:

NOTE  8  -  INCOME  TAXES

The (benefit) provision for income taxes for the years ended June 30, 2002 and 2001 consist entirely of foreign deferred income taxes.

Under French tax law the Company has benefited from the provision which provides a 120 month exemption from French corporate taxes beginning September 1, 1991. Under French tax law net operating losses ("NOL's") of approximately $1,150,000, that can be used to offset future income, are available indefinitely.

The  components  of  the  net  deferred  tax  assets  are  as  follows:

                                             June  30,
                                      ----------------------
                                         2002        2001
                                      ----------  ----------
Capitalized research and development  $ 276,415   $ 278,505
Depreciation . . . . . . . . . . . .   (234,594)   (186,846)
Retirement payable . . . . . . . . .     14,737      13,552
Net operating loss carryforward. . .     66,816           -
                                      ----------  ----------
                                      $ 123,374   $ 105,211
                                      ==========  ==========

Differences between the United States Federal statutory income tax rate and the effective tax rate on the statement of operations for the years ended June 30, 2002 and 2001 are as follows:

                                        2002    2001
                                     --------  -------
     Federal. . . . . . . . . . . . .   34.0%   34.0%
     State. . . . . . . . . . . . . .    0.0     0.0
     Foreign. . . . . . . . . . . . .  (26.3)  (53.2)
                                     --------  -------
                                         7.7%  (19.2)%
                                     ========  =======


NOTE  9  -  DUE  TO  STOCKHOLDER

At June 30, 2002 and 2001 the stockholder advanced funds on behalf of the Company for travel and related expenses. The Company reimburses these amounts during the succeeding year. These advances are non-interest bearing.

                    POLY IMPLANTS PROTHESES SA AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE  10  -  COMMITMENTS  AND  CONTINGENCIES

Lease  commitments:
-------------------

The Company has entered into various noncancellable operating leases for its corporate offices, manufacturing and distribution facilities. These leases all expire within 7 years. For the years ended June 30, 2002 and 2001 rent expense was approximately $324,400 and $151,500, respectively, inclusive of leases for facilities owned by related parties.

At June 30, 2002 total minimum rentals under operating leases with remaining noncancellable lease terms of more than one year were as follows:

          Year  Ending
            June  30,
          ------------
              2003                               $   369,500
              2004                                   381,700
              2005                                   370,100
              2006                                   337,100
              2007                                   299,200
          Thereafter                                 570,400
                                                 -----------
                                                 $ 2,328,000
                                                 ===========

Legal  Contingencies:
---------------------

The Company is a defendant in various legal matters for unspecified damages alleging breach of warranty and personal injury from breast implants. These matters are in various stages of litigation, for some of which the Company has agreed to reimburse their US distributor in the amount of $841,339. In addition, the Company has recognized and additional $290,185 as of June 30, 2002, for claims the Company may be required to pay.

                    POLY IMPLANTS PROTHESES SA AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2002 AND 2001

NOTE  11  -  SEGMENT  AND  GEOGRAPHIC  INFORMATION

Information about the Company's sales in different geographic locations for the years ended June 30, 2002 and 2001 is shown below pursuant to the provisions of SFAS No. 131, "Disclosures about segments of an Enterprise and Related Information."

                         Year  Ended  June  30,
                         ----------------------
                            2002        2001
                         ----------  ----------
  Net Sales:
    France. . . . . . .  $2,089,000  $1,294,000
    Columbia. . . . . .     697,000     514,000
    Great Britain . . .     661,000     628,000
    Spain . . . . . . .     475,000     912,000
    South Korea . . . .     437,000     745,000
    Netherlands . . . .     409,000     727,000
    Other countries (*)   1,372,000   1,976,000
                         ----------  ----------
                         $6,140,000  $6,796,000
                         ==========  ==========

* - Included in amount for other countries are sales to 35 countries that each represent less than 3% of total sales for the years ended June 30, 2002 and 2001.

NOTE  12  -  SUBSEQUENT  EVENT

On March 1, 2003 Heritage Worldwide, Inc. ("Heritage"), a public registrant, acquired 99% of the outstanding common stock of the Company in exchange for 13,741,667 common shares of Heritage, valued at $1 per share. Although Heritage is the legal acquirer in the merger and remains the registrant with the Securities and Exchange Commission, under accounting principles generally accepted in the United States of America, the merger was accounted for as a reverse acquisition, whereby the Company is considered the "acquirer" of Heritage for financial reporting purposes as the Company's stockholders controlled more than 50% of the post merger combined entity. Among other matters, this requires Heritage to present in all financial statements and other public information filings, from the date of completion of the merger, prior historical financial statements and other information of the Company. It also requires a retroactive restatement of the Company's historical stockholders' equity to reflect the equivalent number of shares of common stock received in the merger.

The acquisition was accounted for as a purchase. The fair value of the assets acquired and liabilities assumed of Heritage have been recorded at their fair values at the date of acquisition. At the date of acquisition Heritage had no assets and no liabilities.


                                   HERITAGE WORLDWIDE, INC. AND SUBSIDIARIES
                                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                         YEAR ENDED DECEMBER 31, 2002
                                                  (UNAUDITED)

                                                                    Poly Implants
                                                   Heritage        Protheses, S.A.
                                                Worldwide, Inc.    And Subsidiary    Adjustments    Pro Forma
                                               -----------------  -----------------  -----------  -------------
 Revenues . . . . . . . . . . . . . . . . . .  $              -   $      6,863,055                $  6,863,055
 Cost of sales. . . . . . . . . . . . . . . .                 -          2,964,038                   2,964,038
                                               -----------------  -----------------               -------------

   Gross profit . . . . . . . . . . . . . . .                 -          3,899,017                   3,899,017
                                               -----------------  -----------------               -------------

 Operating expenses
   Selling, general and administrative. . . .                 -          3,202,697                   3,202,697
   Research and development . . . . . . . . .                 -          1,239,762                   1,239,762
                                               -----------------  -----------------               -------------

   Total operating expenses . . . . . . . . .                 -          4,442,459                   4,442,459
                                               -----------------  -----------------               -------------

 Loss from operations before interest expense
   and provision for income taxes . . . . . .                 -           (543,442)                   (543,442)

   Interest expense . . . . . . . . . . . . .                 -             75,181                      75,181
                                               -----------------  -----------------               -------------

 Loss from operations before provision for
   income taxes . . . . . . . . . . . . . . .                 -           (618,623)                   (618,623)

   Provision for income taxes . . . . . . . .                 -            126,294                     126,294
                                               -----------------  -----------------               -------------

 Net loss . . . . . . . . . . . . . . . . . .  $              -   $       (744,917)               $   (744,917)
                                               =================  =================               =============


 Basic net loss per common share. . . . . . .                                                     $      (0.05)
                                                                                                  =============

 Basic weighted average shares outstanding. .                                                       16,166,667
                                                                                                  =============


                            HERITAGE WORLDWIDE, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                DECEMBER 31, 2002

The following unaudited pro forma consolidated statement of operations of Heritage Worldwide, Inc. reflects the acquisition of Poly Implants Protheses SA ("PIP") for the year ended December 31, 2002, as if it occurred on January 1, 2002.

On March 1, 2003 the Company acquired 225,504 shares, 99%, of the outstanding common stock of PIP in exchange for 13,741,667 shares of the Company's common stock valued at $1 per share or $13,741,667. Although the Company is the legal acquirer in the merger and remains the registrant with the Securities and Exchange Commission, under accounting principles generally accepted in the United States of America, the merger was accounted for as a reverse acquisition, whereby PIP is considered the "acquirer" of the Company for financial reporting purposes as PIP's stockholders controlled more than 50% of the post merger combined entity. Among other matters, this requires the Company to present in all financial statements and other public information filings, from the date of completion of the merger, prior historical financial statements and other information of PIP. It also requires a retroactive restatement of PIP's historical stockholders' equity to reflect the equivalent number of shares of common stock received in the merger.

These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The unaudited pro forma consolidated statement of operations does not purport to represent what the results of operations would actually have been if the merger had in fact occurred on January 1, 2002, nor do they purport to project the results of operations for any future period or as of any date, respectively.